Drilling units, machinery and equipment, net (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)	Feb. 13, 2015 USD ($)
Impairment loss	$ 1,048,828	$ 3,776,338	$ 414,986
Debt Instrument, Collateral	As of December 31, 2017, all of the Company's drilling units have been pledged as collateral to secure the Company's $450,000 and $462,000 Senior Secured Credit Facilities, as discussed in Note 9.
Drilling Units
Number of vessels	1	8	2
Impairment loss	$ 473,343	$ 3,658,815	$ 414,986
Drilling units as held and used
Number of vessels	2
Impairment loss due to reclassification	$ 2,323
$462 million Senior Secured Credit Facility
Original Amount	462,000	$ 462,000		$ 475,000
$450 million Senior Secured Term Loan Facility
Original Amount	$ 450,000